                                                                    EXHIBIT 99.1



LOAN NUMBER                       PROPERTY NAME                    PROPERTY TYPE                  BEG BAL         BEG RT

LOWEST COUPON IOS (APPROX. 25%, EXTENDED 24 MONTHS, 50% DEFAULTED)

              58626 American Express Building--UT                     Office                    30,149,000.00    4.29750%
              58625 American Express Building--ON                     Office                    25,380,000.00    4.29750%
              58623 American Express Building -- MN                   Office                    56,050,000.00    4.26750%
              58589 Capital Plaza Retail Center                       Retail                     4,108,500.00    4.36600%
              58470 Phoenix Plaza I & II                              Office                    77,000,000.00    4.58800%
                                                                                           -------------------
                                                                                                       23.57%

HOTEL LOANS (18MTH LAG, 45 & 50% LOSS SEVERITY)
              12681 Fairfield Inn & Suites Laredo                     Hotel                      6,990,523.10    5.69500%
              58723 CSM - Denver Properties                           Hotel                     13,200,000.00    5.58000%
              58696 CSM - Hilton Garden Inn - Scottsdale              Hotel                     12,853,229.00    5.58000%
              58611 Canyon Ranch                                      Hotel                     95,000,000.00    5.93650%

ALL OTHER LOANS (12MTH LAG, 35 & 40% LOSS SEVERITY)
              58911 Seligman CVS Pool #1                              Retail                     7,040,000.00    5.39900%
              58848 Regents Square I & II                             Office                    88,600,000.00    4.61453%
              58868 Asian Garden Mall                                 Retail                    50,300,000.00    5.11000%
              58847 Mission City Corporate Center                     Office                    44,000,000.00    4.66332%
              58886 Mountain Farms Shopping Center                    Retail                    44,000,000.00    5.07000%
              58449 Captain's Portfolio                               Office                    33,500,000.00    5.17746%
              58852 Edward's Multiplex-Fresno                         Retail                    19,730,000.00    4.81800%
              58934 Trop Decatur Plaza                                Retail                    15,500,000.00    5.69300%
              58802 The Hesser Center                                 Office                    10,280,000.00    5.53600%
              58941 Gateway Tower                                     Office                    10,200,000.00    5.19700%
              58846 Cuyahoga Falls Market Center                      Retail                     8,285,000.00    4.66800%
              58939 Simi Valley I & II                                Retail                     6,200,000.00    5.13600%
              58914 Makena Great American Plaza                       Retail                     4,468,340.00    5.69300%
              58921 NYU Housing - 80 Lafayette Street                 Multifamily              110,000,000.00    5.51000%
              58908 589 Fifth Avenue                                  Office                    73,500,000.00    5.48150%
              58857 Atria East                                        Office                    30,995,196.00    5.54900%
              58830 Crossroads at Sunset                              Retail                    22,640,000.00    5.18600%
              57938 Buena Park Corporate Plaza                        Office                    21,700,000.00    5.63800%
              58812 Atkins Kent MOB                                   Office                    19,979,782.02    5.21000%
              58856 Villa Del Mar                                     Multifamily               17,150,000.00    5.22000%
              58826 Capistrano II Office Building                     Office                    16,120,000.00    5.23500%
              58855 Vail Club Apartments                              Multifamily               15,700,000.00    5.22000%
              58824 Bridgecreek Office Building                       Office                    13,960,000.00    5.33600%
              58831 Ocean Dorado                                      Retail                    13,096,000.00    5.18600%
              58870 Ths Shops at Cascade & Fairburn                   Retail                    11,238,744.62    5.25300%
              58809 Lambert Palm Business Center                      Industrial                 9,200,000.00    5.12500%
              58920 Tanglewood Commons                                Retail                     9,100,000.00    5.42500%
              58806 Eastridge Office Center                           Office                     7,792,411.35    5.36800%
              58873 110 and 120 Belmont Drive                         Office                     6,893,111.69    5.26200%
              58835 The Du Barry Apartments                           Multifamily                6,752,000.00    5.21100%
              58842 Havenhurst Apartments                             Multifamily                4,936,278.00    5.21300%
              58839 Barclay Apartments                                Multifamily                4,708,200.00    5.22000%
              58832 Sir Francis Drake Apartments                      Multifamily                4,599,246.00    5.21100%
              12974 Coronado Shopping Center- Santa Fe                Retail                    13,300,000.00    5.21900%
              11355 Metro 502 Self Storage                            Self Storage               4,995,523.92    5.70200%
              58789 Clark Office Building (Clark Enterprises)         Office                    50,836,428.60    5.03700%
              58861 Bank of America West Building                     Office                    16,964,617.14    5.41000%
              58661 The Great Wall Mall                               Retail                    15,965,377.21    5.22700%
              58792 Germantown (Triumph)                              Office                    12,400,000.00    5.10700%
              58761 Rancho San Diego Industrial Center                Industrial                 9,471,214.29    5.38000%
              58782 Walgreens - Garden City, MI                       Retail                     5,411,263.59    5.92500%
              58748 Best Florida Storage II                           Self Storage               5,348,755.57    5.73500%
              58738 University Glen Apartments                        Multifamily                4,689,991.96    5.30300%
              58759 105 Satellite Boulevard                           Industrial                 4,490,813.15    5.50000%
              58721 CVS - North Andover                               Retail                     4,092,124.40    5.78000%
              58750 Walgreens - Monroe, MI                            Retail                     3,592,491.11    5.40000%
              12547 Logan Square Apartments                           Multifamily               10,099,671.71    5.57500%
              13106 Azar Industrial                                   Industrial                 6,000,000.00    5.20400%
               9753 Thrashers Village                                 Retail                     5,189,482.10    5.54300%
              13159 Village Plaza- Palmdale Refinance                 Retail                     4,704,841.10    5.72800%
              58797 The Grand Rivage at Brandon Lakes                 Multifamily               28,875,000.00    5.02800%
              58726 Sorrento Valley Self Storage                      Self Storage               4,250,000.00    5.11000%
              58727 Sorrento Mesa                                     Self Storage               4,100,000.00    5.08000%
              58725 Smart Self Storage                                Self Storage               4,100,000.00    5.16700%
              11969 Shurgard Storage - Shoreline                      Self Storage               4,834,885.83    5.31800%
              58744 World Wide Parts Building                         Industrial                 2,452,534.53    5.43700%
              13022 Keelers Corner                                    Multifamily               27,900,000.00    5.31100%
              12868 Gateway Shopping Center - Arlington               Retail                     7,974,473.22    5.21100%
              12551 Cedar East & Cypress Office                       Office                     3,900,000.00    5.57700%
              12458 All Safe Storage                                  Self Storage               3,668,694.02    5.38200%
              11324 1st Security Storage Christiansburg               Self Storage               2,389,895.01    5.73500%
              12090 West Allis Tech Center                            Industrial                 2,094,151.30    5.81400%
               9668 Silver Star Self Storage                          Self Storage               2,090,937.69    5.59500%
              12909 Security Plus Self Storage & RV                   Self Storage               1,994,286.86    5.70400%
              58711 OSI Systems                                       Office                    32,800,000.00    5.00100%
              58736 22 East 71st Street                               Office                    19,914,825.81    5.68900%
              58705 ASAP Self Storage                                 Self Storage               7,764,939.85    5.40000%
              58658 Best Buy - Gwinnett County                        Retail                     2,980,011.09    5.10000%
              58665 TV Guide Hollywood Center Office Building         Office                    46,751,386.59    5.57750%
              58430 Shurgard - Woodland Hills                         Self Storage               4,922,242.18    5.28000%
              58433 Shurgard - Palms                                  Self Storage               4,872,199.97    5.22000%
              58682 Vacaville Town Center                             Retail                     3,900,000.00    5.26100%
              12034 Olde Sarasota Self Storage                        Self Storage               5,600,000.00    5.45200%
              12165 Commons San Angelo                                Retail                     2,977,190.20    5.58700%
              10552 Packwood Shopping Center                          Retail                     3,183,743.70    5.78100%
              11847 U.S. Storage Centers                              Self Storage               1,985,087.42    5.71100%
              58620 Fashion Show Mall                                 Retail                   376,645,624.49    3.79350%




LOAN NUMBER   INT CAL        SVC FEE       MAT TRM (ORIG)        AM TRM (ORIG)    AGE     IO TRM (ORIG)       FULL TERM IO FLAG

   58626      30/360         0.06160%          60                    0             2            60                    1
   58625      30/360         0.06160%          61                    0             4            61                    1
   58623      30/360         0.04160%          60                    0             5            60                    1
   58589      30/360         0.11160%          60                    0             5            60                    1
   58470      Act/360        0.02160%          60                    0             8            60                    1

   12681      Act/360        0.06160%          120                  300            1            0                     0
   58723      Act/360        0.11160%          120                  360            3            24                    0
   58696      Act/360        0.11160%          120                  360            3            24                    0
   58611      Act/360        0.02160%          120                   0             4           120                    1

   58911      Act/360        0.11160%          120                   0             0           120                    1
   58848      Act/360        0.04160%          82                    0             0            82                    1
   58868      Act/360        0.04160%          121                  360            0            1                     0
   58847      Act/360        0.04160%          82                    0             0            82                    1
   58886      Act/360        0.06160%          120                  360            0            23                    0
   58449      Act/360        0.06160%          76                   360            0            16                    0
   58852      30/360         0.11160%          60                    0             0            60                    1
   58934      Act/360        0.11160%          120                  360            0            60                    0
   58802      Act/360        0.11160%          120                  360            0            0                     0
   58941      Act/360        0.11160%          60                    0             0            60                    1
   58846      30/360         0.11160%          60                    0             0            60                    1
   58939      Act/360        0.11160%          120                  360            0            0                     0
   58914      Act/360        0.11160%          121                  360            0            61                    0
   58921      Act/360        0.06160%          120                   0             1           120                    1
   58908      Act/360        0.03160%          120                   0             1           120                    1
   58857      Act/360        0.06160%          120                  360            1            60                    0
   58830      Act/360        0.06160%          120                   0             1           120                    1
   57938      Act/360        0.06160%          120                  360            1            12                    0
   58812      Act/360        0.06160%          120                  360            1            0                     0
   58856      Act/360        0.11160%          120                   0             1           120                    1
   58826      Act/360        0.11160%          120                   0             1           120                    1
   58855      Act/360        0.11160%          120                   0             1           120                    1
   58824      Act/360        0.11160%          120                   0             1           120                    1
   58831      Act/360        0.11160%          120                   0             1           120                    1
   58870      Act/360        0.11160%          120                  360            1            0                     0
   58809      Act/360        0.11160%          120                  360            1            36                    0
   58920      Act/360        0.11160%          120                  360            1            36                    0
   58806      Act/360        0.11160%          120                  360            1            0                     0
   58873      Act/360        0.11160%          120                  360            1            0                     0
   58835      Act/360        0.11160%          120                   0             1           120                    1
   58842      Act/360        0.11160%          120                   0             1           120                    1
   58839      Act/360        0.11160%          120                   0             1           120                    1
   58832      Act/360        0.11160%          120                   0             1           120                    1
   12974      Act/360        0.06160%          120                  360            1            24                    0
   11355      Act/360        0.09160%          120                  360            1            0                     0
   58789      Act/360        0.04160%          120                  300            2            0                     0
   58861      Act/360        0.11160%          120                  360            2            0                     0
   58661      Act/360        0.11160%          120                  360            2            0                     0
   58792      Act/360        0.11160%          120                   0             2           120                    1
   58761      Act/360        0.11160%          120                  300            2            0                     0
   58782      Act/360        0.11160%          120                  360            2            0                     0
   58748      Act/360        0.11160%          120                  360            2            0                     0
   58738      Act/360        0.11160%          84                   360            2            0                     0
   58759      Act/360        0.11160%          120                  360            2            0                     0
   58721      Act/360        0.11160%          120                  360            2            0                     0
   58750      Act/360        0.11160%          120                  360            2            0                     0
   12547      Act/360        0.07160%          120                  360            2            0                     0
   13106      Act/360        0.06160%          120                  360            2            60                    0
    9753      Act/360        0.06160%          120                  360            2            0                     0
   13159      Act/360        0.06160%          120                  360            2            0                     0
   58797      Act/360        0.06160%          120                  360            3            24                    0
   58726      Act/360        0.11160%          120                   0             3           120                    1
   58727      Act/360        0.11160%          120                   0             3           120                    1
   58725      Act/360        0.11160%          120                  360            3            36                    0
   11969      Act/360        0.06160%          120                  360            3            0                     0
   58744      Act/360        0.11160%          120                  360            3            0                     0
   13022      Act/360        0.06160%          84                    0             3            84                    1
   12868      Act/360        0.06160%          120                  360            3            0                     0
   12551      Act/360        0.06160%          84                   360            3            24                    0
   12458      Act/360        0.06160%          120                  360            3            0                     0
   11324      Act/360        0.06160%          120                  300            3            0                     0
   12090      Act/360        0.09160%          120                  360            3            0                     0
    9668      Act/360        0.09160%          84                   300            3            0                     0
   12909      Act/360        0.06160%          120                  360            3            0                     0
   58711      Act/360        0.06160%          118                  360            4            60                    0
   58736      Act/360        0.06160%          120                  360            4            0                     0
   58705      Act/360        0.11160%          120                  360            4            0                     0
   58658      Act/360        0.11160%          120                  300            4            0                     0
   58665      Act/360        0.06160%          120                  360            5            0                     0
   58430      Act/360        0.11160%          120                  360            5            0                     0
   58433      Act/360        0.11160%          120                  360            5            0                     0
   58682      Act/360        0.11160%          120                  360            5            60                    0
   12034      Act/360        0.07160%          120                  348            5            12                    0
   12165      Act/360        0.06160%          120                  300            5            0                     0
   10552      Act/360        0.08160%          120                  360            5            0                     0
   11847      Act/360        0.06160%          120                  300            5            0                     0
   58620      Act/360        0.00000%          37                   360            6            0                     0





                                                                              TOTAL             817,354,224.00
                                                                                25%             204,338,556.00
                                                                    LOANS EXTENDED/DEFAULTED    192,687,500.00

UNIT    NUM          NAME                                                  PROPERTY TYPE            BEG BAL

   7      58623      American Express Building -- MN                       Office                 56,050,000.00
  16      58626      American Express Building--UT                         Office                 30,149,000.00
  18      58625      American Express Building--ON                         Office                 25,380,000.00
  59      58589      Capital Plaza Retail Center                           Retail                  4,108,500.00
   5      58470      Phoenix Plaza I & II                                  Office                 77,000,000.00
   4      58848      Regents Square I & II                                 Office                 88,600,000.00
  11      58847      Mission City Corporate Center                         Office                 44,000,000.00
  41      58846      Cuyahoga Falls Market Center                          Retail                  8,285,000.00
  23      58852      Edward's Multiplex-Fresno                             Retail                 19,730,000.00
  60      58727      Sorrento Mesa                                         Self Storage            4,100,000.00
  34      58792      Germantown (Triumph)                                  Office                 12,400,000.00
  58      58726      Sorrento Valley Self Storage                          Self Storage            4,250,000.00
  19      58830      Crossroads at Sunset                                  Retail                 22,640,000.00
  32      58831      Ocean Dorado                                          Retail                 13,096,000.00
  37      58941      Gateway Tower                                         Office                 10,200,000.00
  46      58835      The Du Barry Apartments                               Multifamily             6,752,000.00
  55      58832      Sir Francis Drake Apartments                          Multifamily             4,599,246.00
  50      58842      Havenhurst Apartments                                 Multifamily             4,936,278.00
  24      58856      Villa Del Mar                                         Multifamily            17,150,000.00
  28      58855      Vail Club Apartments                                  Multifamily            15,700,000.00
  53      58839      Barclay Apartments                                    Multifamily             4,708,200.00
  26      58826      Capistrano II Office Building                         Office                 16,120,000.00
  67      13022      Keelers Corner                                        Multifamily            27,900,000.00
  30      58824      Bridgecreek Office Building                           Office                 13,960,000.00
   1      58911      Seligman CVS Pool #1                                  Retail                  7,040,000.00
   6      58908      589 Fifth Avenue                                      Office                 73,500,000.00
   2      58921      NYU Housing - 80 Lafayette Street                     Multifamily           110,000,000.00
   3      58611      Canyon Ranch                                          Hotel                  95,000,000.00

               0.25
               0.24
UNIT         BEG RT     INT CAL        SVC FEE             MAT TRM (ORIG)   AM TRM (ORIG)     AGE      IO TRM (Orig)

   7         0.042675   30/360         0.000416                  60              0             5             60
  16         0.042975   30/360         0.000616                  60              0             2             60
  18         0.042975   30/360         0.000616                  61              0             4             61
  59          0.04366   30/360         0.001116                  60              0             5             60
   5          0.04588   Act/360        0.000216                  60              0             8             60
   4       0.04614526   Act/360        0.000416                  82              0             0             82
  11      0.046633182   Act/360        0.000416                  82              0             0             82
  41          0.04668   30/360         0.001116                  60              0             0             60
  23          0.04818   30/360         0.001116                  60              0             0             60
  60           0.0508   Act/360        0.001116                 120              0             3            120
  34          0.05107   Act/360        0.001116                 120              0             2            120
  58           0.0511   Act/360        0.001116                 120              0             3            120
  19          0.05186   Act/360        0.000616                 120              0             1            120
  32          0.05186   Act/360        0.001116                 120              0             1            120
  37          0.05197   Act/360        0.001116                  60              0             0             60
  46          0.05211   Act/360        0.001116                 120              0             1            120
  55          0.05211   Act/360        0.001116                 120              0             1            120
  50          0.05213   Act/360        0.001116                 120              0             1            120
  24           0.0522   Act/360        0.001116                 120              0             1            120
  28           0.0522   Act/360        0.001116                 120              0             1            120
  53           0.0522   Act/360        0.001116                 120              0             1            120
  26          0.05235   Act/360        0.001116                 120              0             1            120
  67          0.05311   Act/360        0.000616                  84              0             3             84
  30          0.05336   Act/360        0.001116                 120              0             1            120
   1          0.05399   Act/360        0.001116                 120              0             0            120
   6         0.054815   Act/360        0.000316                 120              0             1            120
   2           0.0551   Act/360        0.000616                 120              0             1            120
   3         0.059365   Act/360        0.000216                 120              0             4            120





                           PRICE/YIELD TABLE - CLASS D

--------------------------------------------------------------------------------------------------------------------------
Security ID:                        BACM 2005-2                              Initial Balance:                   28,741,000
Settlement Date:                           06/28/05                          Initial Pass-Through Rate:              4.890%
Accrual Start Date:                        06/01/05
First Pay Date:                            07/10/05
---------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT                        SCENARIO 1    SCENARIO 2     SCENARIO 3     SCENARIO 4     SCENARIO 5     SCENARIO 6    SCENARIO 7
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

During YM                            0.00%         0.00%          0.00%          0.00%          0.00%          0.00%         0.00%
------------------------------------------------------------------------------------------------------------------------------------
During Penalty                       0.00%         0.00%          0.00%          0.00%          0.00%          0.00%         0.00%
------------------------------------------------------------------------------------------------------------------------------------
During Open                          0.00%         0.00%          0.00%          0.00%          0.00%          0.00%         0.00%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
EXTENSIONS ON LOW
COUPON IOS (1)                    SCENARIO 1    SCENARIO 2     SCENARIO 3     SCENARIO 4     SCENARIO 5     SCENARIO 6    SCENARIO 7
------------------------------------------------------------------------------------------------------------------------------------
Extension Term
(months)                              24            24             24             24             24             24            24
------------------------------------------------------------------------------------------------------------------------------------
Extension Pct                       25.00%        25.00%         25.00%         25.00%         25.00%         25.00%        25.00%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
DEFAULTS                          SCENARIO 1    SCENARIO 2     SCENARIO 3     SCENARIO 4     SCENARIO 5     SCENARIO 6    SCENARIO 7
------------------------------------------------------------------------------------------------------------------------------------
Default Rate on
Low Coupon IOs (1)                   0.00%        50.00%         50.00%         50.00%         50.00%         50.00%        50.00%
------------------------------------------------------------------------------------------------------------------------------------
CDR on Remaining Loans               0.00%         1.00%          2.00%          3.00%          1.00%          2.00%         3.00%
------------------------------------------------------------------------------------------------------------------------------------
Loss Severity on Low
Coupon IOs(1)/Non-Hospitality
Loans (2)                            0.00%        35.00%         35.00%         35.00%         40.00%         40.00%        40.00%
------------------------------------------------------------------------------------------------------------------------------------
Loss Severity on
Hospitality Loans (3)                0.00%        45.00%         45.00%         45.00%         50.00%         50.00%        50.00%
------------------------------------------------------------------------------------------------------------------------------------
Recovery Delay on
Low Coupon IOs(1)/Non-Hospitality
Loans (2)                              0            12             12             12             12             12            12
------------------------------------------------------------------------------------------------------------------------------------
Recovery Delay on
Hospitality Loans (3)                  0            18             18             18             18             18            18
------------------------------------------------------------------------------------------------------------------------------------
Default Start Month on Low Coupon
IOs (1)                                *             *              *              *              *              *             *
------------------------------------------------------------------------------------------------------------------------------------
Default Start Month on Remaining
Loans                                  1             1               1             1              1              1             1
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                  SCENARIO 1    SCENARIO 2     SCENARIO 3     SCENARIO 4     SCENARIO 5     SCENARIO 6    SCENARIO 7
------------------------------------------------------------------------------------------------------------------------------------
            100.00000000             4.92          4.92           4.12          -20.84          4.92           -5.70        -32.07
------------------------------------------------------------------------------------------------------------------------------------
            100.06250000             4.92          4.92           4.11          -20.86          4.92           -5.71        -32.08
------------------------------------------------------------------------------------------------------------------------------------
            100.12500000             4.91          4.91           4.11          -20.87          4.91           -5.72        -32.09
------------------------------------------------------------------------------------------------------------------------------------
            100.18750000             4.90          4.90           4.10          -20.88          4.90           -5.73        -32.11
------------------------------------------------------------------------------------------------------------------------------------
            100.25000000             4.89          4.89           4.09          -20.89          4.89           -5.74        -32.12
------------------------------------------------------------------------------------------------------------------------------------
            100.31250000             4.88          4.88           4.08          -20.90          4.88           -5.75        -32.13
------------------------------------------------------------------------------------------------------------------------------------
            100.37500000             4.88          4.88           4.07          -20.91          4.88           -5.76        -32.15
------------------------------------------------------------------------------------------------------------------------------------
            100.43750000             4.87          4.87           4.06          -20.92          4.87           -5.76        -32.16
------------------------------------------------------------------------------------------------------------------------------------
            100.50000000             4.86          4.86           4.06          -20.93          4.86           -5.77        -32.17
------------------------------------------------------------------------------------------------------------------------------------
            100.56250000             4.85          4.85           4.05          -20.94          4.85           -5.78        -32.18
------------------------------------------------------------------------------------------------------------------------------------
            100.62500000             4.84          4.84           4.04          -20.95          4.84           -5.79        -32.20
------------------------------------------------------------------------------------------------------------------------------------
            100.68750000             4.83          4.84           4.03          -20.97          4.84           -5.80        -32.21
------------------------------------------------------------------------------------------------------------------------------------
            100.75000000             4.83          4.83           4.02          -20.98          4.83           -5.81        -32.22
------------------------------------------------------------------------------------------------------------------------------------
            100.81250000             4.82          4.82           4.02          -20.99          4.82           -5.81        -32.23
------------------------------------------------------------------------------------------------------------------------------------
            100.87500000             4.81          4.81           4.01          -21.00          4.81           -5.82        -32.25
------------------------------------------------------------------------------------------------------------------------------------
            100.93750000             4.80          4.80           4.00          -21.01          4.80           -5.83        -32.26
------------------------------------------------------------------------------------------------------------------------------------
            101.00000000             4.79          4.80           3.99          -21.02          4.80           -5.84        -32.27
------------------------------------------------------------------------------------------------------------------------------------
WAL (YRS)                            9.87          9.98           10.03          0.00           10.02          10.03         0.00
------------------------------------------------------------------------------------------------------------------------------------
MOD DUR                              7.65          7.72           7.73           5.63           7.74           7.35          4.84
------------------------------------------------------------------------------------------------------------------------------------
FIRST PRIN PAY                    05/10/2015    06/10/2015     07/10/2015      1/0/1900      06/10/2015     07/10/2015     1/0/1900
------------------------------------------------------------------------------------------------------------------------------------
MATURITY                          05/10/2015    07/10/2015     07/10/2015     09/10/2014     07/10/2015     07/10/2015    07/10/2012
------------------------------------------------------------------------------------------------------------------------------------
YIELD SPREAD                          97            96             16            -2093           96            -967          -3217
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                    ASSUMPTIONS                                                      TREASURY CURVE AS OF
------------------------------------------------------------------------------------------------------------------------------------

1% Cleanup Call is Not Exercised                                                          TERM (YRS)             YIELD (BEY%)
--------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Initial Balance is as of June 2005                                                           1/12                   3.486%
----------------------------------
------------------------------------------------------------------------------------------------------------------------------------
No Prepayments on any Mortgage Loan                                                           1/4                   3.486%
------------------------------------------------------------------------------------------------------------------------------------
No Delinquencies on any Mortgage Loan                                                         1/2                   3.486%
------------------------------------------------------------------------------------------------------------------------------------
                     FOOTNOTES                                                                 2                    3.486%
------------------------------------------------------------------------------------------------------------------------------------
(1) Please refer to the highlighted loans on the tab:
    Full Term Interest Only Loans                                                              3                    3.532%
------------------------------------------------------------------------------------------------------------------------------------
(2) Please refer to the groupings on the "Scenario Summary" tab.
    "Lowest Coupon IOs" and "All Other Loans"                                                  5                    3.630%
------------------------------------------------------------------------------------------------------------------------------------
(3) Please refer to the grouping on the "Scenario Summary"
    tab called "Hotel Loans"                                                                  10                    3.900%
*   The defaults on the low coupon IO loans start the month after
    each loans respective original maturity.                                                  30                    4.259%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC